UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Information Required in Proxy Statement

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Z TRIM HOLDINGS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Z TRIM HOLDINGS, INC.
1011 CAMPUS DRIVE
MUNDELEIN, ILLINOIS 60060

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 22, 2009

To the Shareholders of Z Trim Holdings, Inc.:

You are cordially invited to attend the Annual Meeting of shareholders of Z Trim Holdings, Inc. (the "Company"), to be held at 10:00 a.m. Central Standard Time on December 22, 2009 at the Crowne Plaza Hotel, 510 E. Rt. 83, Mundelein, Illinois, 60060 for the following purposes:

1.           To elect the 5 members of the Board of Directors of the Company to serve for the ensuing year and until their successors are elected and qualify;

2.           To ratify the Audit Committee’s selection of M&K CPAs, PLLC as our registered public accountants for 2010; and

3.           To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only holders of the Company's common stock at the close of business on November 2, 2009 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement of the Annual Meeting. Such shareholders may vote in person or by proxy. The accompanying form of proxy is solicited by the Board of Directors of the Company.

By Order of the Board of Directors

Brian Chaiken
Secretary

Mundelein, Illinois
November 11, 2009

Z TRIM HOLDINGS, INC.
1011 CAMPUS DRIVE
MUNDELEIN, ILLINOIS 60060

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
DECEMBER 22, 2009

ABOUT THE PROXY STATEMENT

The Board of Directors of Z Trim Holdings, Inc., an Illinois corporation (the "Company"), is soliciting the enclosed proxy for use at the Annual Meeting of the shareholders of the Company to be held at 10:00 a.m., Central Standard Time, on December 22, 2009 and at any meetings held upon adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Crowne Plaza Hotel, 510 Rt. 83 Mundelein, Illinois 60601.

Under rules adopted by the Securities and Exchange Commission, we have chosen to provide our shareholders with the choice of accessing the 2009 annual meeting proxy materials over the Internet, rather than receiving printed copies of those materials through the mail. In connection with this change, a Notice Regarding the Availability of Proxy Materials is being mailed to our shareholders who have not previously requested electronic access to our proxy materials or paper proxy materials. The notice contains instructions on how you may access and review our proxy materials on the Internet and how you may vote your shares over the Internet. The notice will also tell you how to request our proxy materials in printed form or by e-mail, at no charge. The notice contains a 12-digit control number that you will need to vote your shares. Please keep the notice for your reference through the meeting date.

The Notice Regarding the Availability of Proxy Materials will be mailed to shareholders beginning on November 11, 2009.  It contains instructions on how to access our 2009 Proxy Statement and Annual Report and vote online, by phone, in person or by mail. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials, unless specifically requested. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials.

VOTING RIGHTS, RECORD DATE AND OUTSTANDING SHARES

The Board of Directors has fixed November 2, 2009 (the "Record Date") for determining holders of our common stock $.00005 par value per share (“Common Stock”), who are entitled to notice of and to vote at the meeting. On that date there were 2,760,271 shares outstanding of the Company's Common Stock.  No other voting securities were outstanding at the Record Date. Each share of Common Stock is entitled to one vote on all matters, except that cumulative voting rights currently are in effect for the election of directors.  A majority of the shares of Common Stock issued and outstanding and entitled to vote at the meeting will constitute a quorum at the meeting.  Unless otherwise marked or indicated on the proxy, your shares will be voted “FOR” the proposals.

How to Vote

The Notice Regarding the Availability of Proxy Material that most of our shareholders will receive will have information about Internet voting but is not permitted to include a telephonic voting number because that would enable a shareholder to vote without accessing the proxy materials online. The telephonic voting number will be on the Web site where the proxy materials can be found. For more information about voting by telephone, please see the next section.

Your vote is important.  We encourage you to vote promptly. Internet and telephone voting is available through 10:00 a.m. Eastern Time on Monday, December 21, 2009.  You may vote in one of the following ways:

By Telephone.  You have the option to vote your shares by telephone. In order to vote your shares by telephone, please go to www.proxyvote.com  and log in using the 12-digit control number provided on your Notice Regarding the Availability of Proxy Material. You will be provided with a telephone number for voting at that site. Alternatively, if you request paper copies of the proxy materials, your proxy card or voting instruction form will have a toll-free telephone number that you may use to vote your shares. When you vote by telephone, you will be required to enter your 12-digit control number, so please have it available when you call. You may vote by telephone 24 hours a day. The telephone voting system has easy-to-follow instructions and allows you to confirm that the system has properly recorded your votes.

By Internet.  You can also vote your shares by the Internet. The Notice Regarding the Availability of Proxy Materials indicates the Web site you may access for Internet voting using the 12-digit control number included in the notice. You may vote by the Internet 24 hours a day. As with telephone voting, you will be able to confirm that the system has properly recorded your votes. If you hold your shares in street name, please follow the Internet voting instructions in the Notice of Internet Availability of Proxy Materials you receive from your bank, broker, trustee, or other record holder. You may incur telephone and Internet access charges if you vote by the Internet.

By Mail.  If you elect to receive your proxy materials by mail and you are a holder of record, you can vote by marking, dating, and signing your proxy card and returning it by mail in the postage-paid envelope provided to you. If you elect to receive your proxy materials by mail and you hold your shares in street name, you can vote by completing and mailing the voting instruction form provided by your bank, broker, trustee, or holder of record.

At the Meeting.  The way you vote your shares now will not limit your right to change your vote at the meeting if you attend in person. If you hold your shares in street name, you must obtain a proxy, executed in your favor, from the holder of record if you wish to vote these shares at the meeting.

All shares that have been properly voted and not revoked will be voted as you have directed at the meeting.  If you sign and return your proxy card without any voting instructions, your shares will be voted as the Board of Directors recommends.

Revocation of Proxies.  You can revoke your proxy at any time before your shares are voted if you (1) submit a written revocation to our corporate secretary at the meeting, (2) submit a timely later-dated proxy (or voting instruction form if you hold shares in street name), (3) provide timely subsequent telephone or Internet voting instructions, or (4) vote in person at the meeting.

We maintain the confidentiality of the votes of individual shareholders. We do not disclose these votes to any member of management, unless we must disclose them for legal reasons or in the event of a contested proxy solicitation. However, if a shareholder writes a comment on the proxy card, we will forward the comment to management. In reviewing the comment, management may learn how the shareholder voted. In addition, the Inspector of Elections and selected employees of our independent tabulating agent may have access to individual votes in the normal course of counting and verifying the vote.

Quorum and Required Vote

Quorum. We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the votes that shareholders are entitled to cast are present at the meeting, either in person or by proxy.

Votes Required for Proposals.
Each shareholder may cast as many votes as there are directors to be elected for each share held by him, and may cast his total number of votes for one nominee or divide the total among any number of nominees. The five candidates receiving the greatest number of votes cast will be elected as directors of the Company. Unless otherwise specified in the accompanying proxy, the shares voted pursuant thereto will be cast for the nominees. If any one or more of such nominees should, for any reason, become unavailable for election, the Board of Directors may provide for a lesser number of directors or designate a substitute nominee. In such event, shares represented by proxies may be voted for a substitute director.

The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy is required to ratify the Audit Committee’s selection appointment of M&K CPAs, LLP as the independent registered public accounting firm of the Company’s financial statements for the year ended December 31, 2009.

Routine and Non-Routine Proposals.  The rules of the New York Stock Exchange determine whether proposals presented at shareholder meetings are routine or non-routine. If a proposal is routine, a broker or other entity holding shares for an owner in street name may vote for the proposal without receiving voting instructions from the owner under certain circumstances. If a proposal is non-routine, the broker or other entity may vote on the proposal only if the owner has provided voting instructions. A broker non-vote occurs when the broker or other entity is unable to vote on a proposal because the proposal is non-routine and the owner does not provide any voting instructions.

How We Count Votes.  In determining whether we have a quorum, we count abstentions and broker non-votes as present and entitled to vote.

In counting votes on the proposals:•
We do not count abstentions or broker non-votes, if any, as votes cast for the election of directors.

We count abstentions as votes cast on our proposal to ratify the Audit Committee's selection of our independent registered public accountants for 2009, which therefore have the effect of a vote against the proposal for which corresponding abstentions are cast. We also do not count broker non-votes, if any, as votes cast on this proposal. Therefore, broker non-votes will have no impact on the outcome of this proposal.

Multiple Shareholders Sharing the Same Address

For those shareholders requesting paper proxy materials who share a single address and would like to receive only one annual report and proxy statement at that address, please contact our corporate secretary. This service, known as "householding," is designed to reduce our printing and postage costs. If after signing up, any shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she may contact Brian Chaiken, our Corporate Secretary at Z Trim Holdings, Inc., 1011 Campus drive, Mundelein, Illinois.

Cost of Proxy Solicitation

We will pay the expenses of soliciting proxies. Our directors, officers or employees may solicit proxies for us in person, or by telephone, facsimile or electronic transmission for no additional compensation.

Annual Report

 The Company’s Annual Report to Stockholders on form 10-K for the year ended December 31, 2008, containing financial and other information pertaining to the Company, is being furnished to stockholders simultaneously with this Proxy Statement. Electronically printed copies will be made available upon request.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

In accordance with the Company's Articles of Incorporation and its Bylaws, the Board of Directors by resolution amending the By Laws has fixed the total number of directors at five. Steven J. Cohen, Brian S. Israel, Mark Hershhorn, Morris Garfinkle and Edward Smith III have been designated by the Board of Directors as its nominees for election as directors at the Annual Meeting. Each director elected shall serve until the next Annual Meeting or until his or her successor has been elected and duly qualified. Since only five nominees are to be elected, proxies cannot be voted for more than five individuals.

Each stockholder may cast as many votes as there are directors to be elected for each share held by him, and may cast his total number of votes for one nominee or divide the total among any number of nominees. The five candidates receiving the greatest number of votes cast will be elected as directors of the Company. Unless otherwise specified in the accompanying proxy, the shares voted pursuant thereto will be cast for the nominees. If at the time of the Annual Meeting the nominees should be unable or decline to serve, the persons named in the proxy will vote for such substitute nominee as the Board of Directors recommends, or vote to allow the vacancy created thereby to remain open until filled by the Board of Directors, as the Board of Directors recommends. The Board of Directors has no reason to believe that the nominees will be unable or decline to serve as a director if elected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 1 TO ELECT ALL NOMINEES TO THE BOARD OF DIRECTORS FOR A TERM EXPIRING AT THE 2009 ANNUAL MEETING.

The following sets forth brief biographical information for each director nominee prepared using information furnished to the Company by the nominee/director. The nominees, with the exception of Edward Smith III, are presently serving as directors of the Company.

All directors and officers of the Company hold office for their respective terms and until their successors have been elected and qualified.

NAME	AGE	POSITION

Steven J. Cohen	54	President and Director

Morris Garfinkle	61	Director, Audit Committee Chairman

Brian S. Israel	52	Director, Compensation Committee Chairman

Mark Hershhorn	60	Director

Edward Smith III	34	Director Nominee

STEVEN J. COHEN, the Company's President has been employed by Z Trim since 2002 when he was hired as its director of investor relations.  He was promoted to Vice President of Corporate Development in 2003 and to President in March of 2006 when he also began serving on the Board of Directors.  In August of 2007 Mr. Cohen assumed the role of chief executive officer.  Prior to joining Z Trim, Mr. Cohen had 25 years' experience at the Chicago Mercantile Exchange where he worked in various brokerage house positions as well as a trader. Mr. Cohen attended college at the University of Illinois and Oakton Community College.  Mr. Cohen was a member of the U.S. Olympic team at the 1988 Olympics in Seoul and was a coach for the U.S. Olympic Team at the 2000 Olympics in Sydney Australia.

MORRIS GARFINKLE, was appointed on March 25, 2009 to fill a vacancy on the Company’s Board of Directors.  He presently serves as Chairman of the Audit Committee.  Mr. Garfinkle is the Founder, President and CEO of GCW Consulting, a consulting firm based out of Arlington, Virginia.  He received his Juris Doctor from Georgetown University and his B.S. in Economics (cum Laude) from the Wharton School of Finance & Commerce, University of Pennsylvania.  Mr. Garfinkle has over 35 years of experience in restructuring, mergers and acquisitions, investment assessment, competitive positioning, strategic planning and capital raising.  His clients have included United Airlines Creditors' Committee, Pension Benefit Guaranty Corporation, Air China and Dallas-Fort Worth International Airport, among many others.  He also served on the Board of Directors of HMSHost from 2000 - 2006.

BRIAN S. ISRAEL was appointed on May 23, 2007 to fill a vacancy on the Company’s Board of Directors.  He presently serves as Chairman of the Compensation and Nominating Committees.  Mr. Israel spent more than 20 years in the real estate finance industry, during which he managed teams responsible for production, operations, risk management, product and policy development, technology and project management functions for a major national lender and a large regional commercial bank. In his most recent position, he served From March 1989 to January 2004 as Vice President and Division Administrator for the Residential Mortgage Division of Harris Trust and Savings Bank's Consumer lending Center. Since retiring from the corporate world in January of 2004, he has dedicated his time and energy primarily to Community Service in the non-profit sector as President of the River North Residents Association, which works with city officials and local businesses to enhance the quality of life for nearly 10,000 members through advocacy for responsible development and commerce, improvements to infrastructure and amenities, and the creation, protection and improvement of public open space.

He is a Mentor and a member of the Advisory Council of Big Brothers Big Sisters of Metropolitan Chicago, President of the Chicago Hospitality Resource Partnership, and a member of the Ely Chapter of Lambda Alpha International.  He also provides strategic planning, training and project management services to businesses and non-profit entities as an independent consultant and serves as President of North Shore Custom Homes, Ltd., a developer of upscale residential real estate.

    MARK HERSHHORN has a background in the marketing and operations of nutrition systems, food industry marketing and transactional television.  Mark was appointed to the Company’s Board of Directors at the shareholder meeting held on December 19, 2007.  From August 1998 to present, Mark has served as President and co-owner of CKS & Associates Management LLC; President and CEO of CKS & Associates; CEO of Midwest Real Estate Investment LLC; General Partner of New Horizons West LLP, and CEO of New Horizons Real Estate Holdings LLC.  During much of the 1990’s, Mark served as President, CEO and director of National Media Corporation (NYSE-NMC) and as Chairman of the company’s international subsidiary, Quantum International Ltd.  Prior to that, Mark served as Senior Vice President of food operations and joint ventures for Nutri/System, Inc.  During the 1980’s, Mark was Chief Financial Officer, Treasurer, Vice President and director of the Franklin Mint.  Mark has also held positions with companies such as Price-Waterhouse, Pfizer Diagnostics, and Wallace and Wampole Laboratories.  Mark received his BS Degree in Economics from Rutgers University and an MBA from the Wharton School of Finance, University of Pennsylvania.

EDWARD SMITH III is Managing Partner of Brightline Capital Management, LLC (“BCM”), a New York-based investment firm founded in 2005. BCM is the investment manager of Brightline Ventures I, LLC (“Brightline”)and Brightline Capital Partners, LP. Prior to founding BCM, Mr. Smith worked at Gracie Capital, GTCR Golder Rauner and Credit Suisse First Boston.  Mr. Smith holds a Bachelor of Arts in Social Studies from Harvard College and a Masters in Business Administration from Harvard Business School.

INFORMATION CONCERNING THE BOARD OF DIRECTORS, EXECUTIVE OFFICERS,
AND PRINCIPAL SHAREHOLDERS

Other than with respect to the nomination of Mr. Edward Smith III, there are no arrangements with any director or officer regarding any election or appointment to any office of the Company.  In connection with an investment in the Company made by Brightline Ventures I, LLC (“Brightline”), the Company agreed to nominate a representative of Brightline to the Board Of Directors.  Mr. Smith is the designated representative of Brightline.  There is no family relationship between any director and/or executive officer of the Company.

Meetings and Compensation of the Board of Directors

During the fiscal year ended December 31, 2008, the Board of Directors, including meetings held by the Executive Committee of the Board of Directors, held 20 meetings.  Since January 1, 2008, the Board of Directors of the Company held 9 monthly meetings and 9 special meetings. The Executive Committee of the Board of Directors held 2 meetings. Each incumbent director attended at least 75% of the total number of meetings of the Board of Directors. The Company expects all of its directors to attend the annual meetings of stockholders. All of the directors attended last year's meeting.  On December 19, 2007, the Board of Directors approved compensation as follows:  non-employee directors receive a grant of 200,000 shares of common stock each with a maximum 35% tax gross up not to exceed $10,000 per board member, and receive $1,500 each for attendance at every regularly scheduled monthly Board meeting.

2008 Compensation of Outside Directors

Name	Fees Earned	Stock Awards	All Other	Total ($)
	or Paid in Cash ($)	($)(1)	Compensation ($)(2)

Michael Donahue	$ 10,500	$ 46,000	$ 10,000	$ 66,500
Mark Hershhorn	$ 12,000	$ 46,000	$ 10,000	$ 68,000
Randal Hoff	$ 13,500	$ 46,000	$ 10,000	$ 69,500
Brian Israel	$ 13,500	$ 46,000	$ 10,000	$ 69,500
Harvey Rosenfeld	$ 12,000	$ 46,000	$ 10,000	$ 68,000

(1) Each Director received 200,000 shares of stock on May 15, 2008, at which time the fair value of the stock was $0.23 per share.

(2) Mark Hershhorn and Brian Israel converted their respective $10,000 tax gross ups into investments in the Company's 2009 Convertible Debt Private Placement Offering, as described in the Company’s April 21, 2009 Form 8-K.  Michael Donahue, Randal Hoff and Harvey Rosenfeld were paid their $10,000 tax gross up in cash in 2009.

Code of Ethics and Business Conduct

The members of our Board of Directors also are required to comply with a Code of Ethics and Business Conduct (the “Code”). The Code is intended to focus the Board and the individual Directors on areas of ethical risk, help Directors recognize and deal with ethical issues, provide mechanisms to report unethical conduct, and foster a culture of honesty and accountability. The Code covers all areas of professional conduct relating to service on the Z Trim Board, including conflicts of interest, unfair or unethical use of corporate opportunities, strict protection of confidential information, compliance with all applicable laws and regulations and oversight of ethics and compliance by employees of the Company.

The full text of both Z Trim’s Code of Ethics and Business Conduct is published on our website at http://www.ztrim.com/pages/code_of_ethics___business_conduct/40.php.  We will disclose any future amendments to, or waivers from, provisions of these ethical policies and standards for Officers and Directors on our website within two business days following the date of such amendment or waiver.

Committees of the Board of Directors

Our business, property and affairs are managed under the direction of our Board of Directors. Members of our Board are kept informed of our business through discussions with our chief executive officer and other officers, by reviewing materials provided to them, by visiting our offices and plants and by participating in meetings of the Board and its Committees.

All Board members are expected to attend our Annual Meeting of Shareholders, unless an emergency prevents them from doing so. At our 2008 Annual Meeting, all of our directors standing for election attended.

During 2008 the Board of Directors met twenty times and had four Committees. Those Committees consisted of an Audit Committee, a Compensation Committee, a Nominating Committee and an Executive Committee.  On September 19, 2008, the Board created two new committees -- a Nominating Committee and an Executive Committee.

Audit Committee

The function of the Audit Committee is to assist the Board of Directors in preserving the integrity of the financial information published by the Company through the review of financial and accounting controls and policies, financial reporting systems, alternative accounting principles that could be applied and the quality and effectiveness of the independent public accountants.

 From April to December 19, 2007, Brian S. Israel served as chairman of the audit committee.  On December 19, 2007, Randal Hoff was appointed chairman of the audit committee, and Harvey Rosenfeld was appointed to serve as a member of the audit committee.  On September 18, 2008, Randal Hoff and Harvey Rosenfeld were removed from the audit committee and Brian S. Israel was appointed as chairman of such.  Brian S. Israel, Randal Hoff and Harvey Rosenfeld all qualified as "independent directors" under the rules of the American Stock Exchange. Five meetings of the Audit Committee were held during the fiscal year ended December 31, 2008.  On December 30, 2008, Sheldon Drobny was appointed chairman of the audit committee.  On March 21, 2009, Sheldon Drobny resigned from the Board of Directors, and on March 25, 2009 Morris Garfinkle was appointed to the Board of Directors and also chairman of the audit committee. Mr. Garfinkle qualifies as an “independent director under the rules of the American Stock Exchange. The Board of Directors has determined that Mr. Israel and Mr. Garfinkle, are “audit committee financial experts” as described in applicable SEC rules.

Audit Committee Report

The Audit Committee of the Board of Directors has:

·        Reviewed and discussed the Company's audited consolidated financial statements with management and the Company's independent public accountants;

·        Discussed with the Company's independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards), which includes, among other items, matters related to the conduct of the audit of the Company's financial statements; and

·        Received the written disclosures and the letter from the Company's independent public accountants required by Independence Standards Board Standard No. 1 (which relates to the auditors' independence from the Company) and has discussed with the Company's independent public accountants that firm's independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Company's Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008 for filing with the Securities and Exchange Commission.

Auditor Fees and Services

The following is a summary of the fees billed to us by Blackman Kallick, LLP for professional services rendered for the fiscal year ended December 31, 2008 and December 31, 2007, respectively:

FEE CATEGORY	2008	2007

Audit Fees(1)	$326,451	$107,780

Audit-Related Fees(2)	--	--

Tax Fees(3)	--	--

All Other Fees(4)	--	$295,115

Total Fees	$326,451	$402,895

     The following is a summary of the fees billed to us by M&K CPAs, PLLC for professional services rendered for the fiscal years ended December 31, 2008 and December 31, 2007, respectively:

FEE CATEGORY	2008	2007

Audit Fees(1)	--	--

Audit-Related Fees(2)	--	--

Tax Fees(3)	--	--

All Other Fees(4)	--	--

Total Fees	--	--
----------------------

(1) Audit Fees consist of fees billed for professional services rendered for the audit of our  financial  statements  and for  reviews of the  interim financial statements included in our quarterly reports on Form 10-Q.

(2) Audit-Related Fees consist of fees billed for professional services rendered for audit-related services, including consultation on SEC filings and the issuance of consents and consultants on other financial accounting and reporting related matters.

(3) Tax Fees consists of fees billed for professional services relating to tax compliance and other tax advice.

(4) All Other Fees consist of fees billed for all other services.  These fees consist of fees for services stemming from the internal investigation of internal controls and equity transactions as well as for a forensic accounting relating to prior management.  The engagements from which these fees stem were initiated in late August and early September 2007 and were substantially completed in early November 2007.

The Audit Committee has established policies and procedures for the pre-approval of all services provided by the independent auditors.  A copy of the Audit Committee Policy is available on our website at http://www.ztrim.com/pages/audit_committee_policy/39.php. The Audit Committee, as constituted prior to September 18, 2008, pre-approved all audit and non-audit services described above rendered to the Company by Blackman Kallick during fiscal 2007 and 2008. The Audit Committee determined that the rendering of these services is not incompatible with the independent auditors maintaining their independence.

THE AUDIT COMMITTEE
Morris Garfinkle (effective March 25, 2009)
Brian Israel (through March 25, 2009)
Randal Hoff (through September 18, 2008)
Harvey Rosenfeld (through September 18, 2008)

Compensation Committee

The Compensation Committee, composed entirely of independent directors, administers the Company’s executive compensation program. The role of the Committee is to oversee Z Trim’s compensation and benefit plans and policies, administer its stock plans (including reviewing and approving equity grants to elected officers) and review and approve annually all compensation decisions for elected officers including those for the Chairman and CEO and the other executive officers named in the Summary Compensation Table (the “Named Executive Officers”). The Committee submits its compensation decisions for the CEO to the Board for ratification. Z Trim’s Compensation Committee Charter is available online at http://www.ztrim.com/pages/compensation_committee_charter/41.php.  The Compensation Committee met 12 times during 2008.

Brian Israel was appointed to serve as chairman of the Compensation Committee in April of 2007. On December 19, 2007, Michael Donahue was appointed to serve as a member of the Compensation Committee. On September 19, 2008, Mark Hershhorn was appointed to replace Michael Donahue as a member of the Compensation Committee. Brian Israel and Mark Hershhorn each qualifies as an “independent director” under the rules of the American Stock Exchange.

Compensation Committee Interlocks and Insider Participation

None of our executive officers has served:

  •   as a member of the compensation committee of another entity which has had an executive officer who has served on our compensation committee;

  •   as a director of another entity which has had an executive officer who has served on our compensation committee; or

  •   as a member of the compensation committee of another entity which has had an executive officer who has served as one of our directors.

Executive Committee

On September 19, 2008, the Company’s Board of Directors established an Executive Committee, composed of Steve Cohen, Triveni Shukla, Brian Israel and Mark Hershhorn.  The purpose of the Executive Committee was to perform the duties and exercise the powers as may be delegated to it by the Board of Directors from time to time, as allowed under applicable state law.  The Executive Committee held its initial meeting on September 19, 2008, and held one other meeting in 2008.  On December 30, 2008, the Company dissolved the Executive Committee.

Nominating Committee and Nominations to the Board of Directors

On September 19, 2008, the Company’s Board of Directors amended the Company’s By-laws to establish a Nominating Committee.  The Board Nominating Committee, composed of two independent directors of the Company, identifies candidates for director nominees through recommendations solicited from other directors, the Company’s executive officers, search firms or other advisors, shareholders pursuant to the procedures set forth below, and through such other methods as the independent directors deem to be helpful.  Based upon an evaluation of the candidates by the Board Nominating Committee, they recommend to the full board candidates they have determined to be qualified for serving on the board. Effective September 18, 2008, Brian Israel and Mark Hershhorn were appointed as members of the Nominating Committee, with Brian Israel serving as chairman.  During 2008, the Nominating Committee held 2 meetings.  Shareholders, in submitting recommendations to the independent directors for consideration, must adhere to the following procedures:

•        Recommendations for nomination must be received by a date not later than the close of business on the 120th calendar day prior to the calendar date the Company’s proxy statement was filed with the Securities and Exchange Commission in connection with the previous year’s annual meeting of shareholders or special meeting in lieu of annual meeting of shareholders.

•      Such recommendation for nomination shall be made in writing and shall include the following information: (A) name of the shareholder making the recommendation; (B) a written statement disclosing such shareholder’s beneficial ownership of the Company’s securities; (C) name of the individual recommended for consideration as a director nominee; (D) a written statement as to why such recommended candidate would be able to fulfill the duties of a director; (E) a written statement describing how the recommended candidate meets the independence requirements established by the American Stock Exchange; (F) a written statement disclosing the recommended candidate’s beneficial ownership of the Company’s securities; (G) a written statement disclosing relationships between the recommended candidate and the Company which may constitute a conflict of interest; and (H) a written statement by the recommended candidate that the candidate is willing and able to serve on the board.

The composition of the board must meet the independence requirements promulgated by the American Stock Exchange.  The Company requires its directors to possess certain minimum qualifications, including adequate experience, the absence of any conflicts of interest and the absence of any prior bad acts.  Among the further considerations of the Company in its selection of director are a candidate’s knowledge of the Company’s business and industry, prior education, demonstrated ability to exercise sound business judgment, reputation for integrity and high moral and ethical character, potential to contribute to the diversity of viewpoints, backgrounds, or experiences of the board as a whole and diligence and dedication to the success of the Company.  Additional specific director qualification criteria are set forth in the Company's bylaws.

EXECUTIVE OFFICERS, DIRECTORS AND DIRECTOR NOMINEES

The following table and narrative sets forth certain information with respect to our executive officers and directors (but the narrative below does not repeat the biographical information of the director nominees set forth above).

NAME	AGE	POSITION	DATE FIRST ELECTED or APPOINTED

Steven J. Cohen	54	President and Director	Appointed President on 3/22/06
			Appointed Director on 3/22/06
Brian Chaiken	38	Chief Financial Officer	Appointed CFO on 1/5/08

Triveni Shukla*	66	Executive V.P., Manufacturing & Technology and Director	Appointed Executive VP on 8/20/08
			Elected Director on 12/19/07
Mark Hershhorn	60	Director	Elected Director on 12/19/07

Brian S. Israel	52	Director, Compensation and Nominating Committee Chairman	Appointed Director on 4/30/07

Morris Garfinkle	61	Director, Audit Committee Chairman	Appointed Director 3/25/09

Edward Smith III	34	Director Nominee

______________________
* Not included in the proposed slate for reelection to the Board of Directors

BRIAN CHAIKEN was hired by the Company to serve as General Counsel and Vice President of Business Development in July of 2006.  In January of 2008, Mr. Chaiken was appointed to be the Company’s Chief Financial Officer.  He received his Bachelor of Science in Accountancy from the University of Illinois, Champaign-Urbana and passed the CPA examination on his first sitting.  Mr. Chaiken obtained his Juris Doctorate from DePaul University, and is a member of the Illinois and Florida Bars, as well as those of the Northern District Court of Illinois, United States Court of Appeals of the 11th Circuit and the Southern District Court of Florida.  Prior to joining Z Trim, Mr. Chaiken spent five years as the Executive Vice-President of Legal Affairs for Supra Telecommunications and Information Systems, Inc., a Competitive Local Exchange Carrier (telecommunications provider) in South Florida.  There, Mr. Chaiken was a senior executive for a company with more than 300 employees in Florida, Costa Rica and the Dominican Republic.  He was instrumental in helping the company grow annual revenues from $10 million to approximately $150 million over an 18 month period.  He successfully litigated and arbitrated multi-million dollar disputes involving trademark, anti-trust, fraud, bankruptcy and complex commercial transactions.

TRIVENI P. SHUKLA, Ph.D. is the Executive Vice President, Manufacturing & Technology for Z Trim Holdings, Inc., and has been with the Company since January 1, 2004, and was appointed to serve as a director on December 19, 2007. Prior to joining Z Trim, Dr. Shukla was the President of F.R.I. Enterprises LLC from 1985 through March 2003. Dr. Shukla served as Corporate Manager, R&D, Technical Service, and Engineering for the Krause Milling Company, which became part of ADM in 1985, from 1973 through 1984. Dr. Shukla served as Associate Director, Research and Planning, for Phelco-Land O’Lake from 1969 through 1973. He was in charge of quality control for the National Dairy Research Institute, India and was the youngest gazetted Officer approved by Union Public Service Commission, India. Dr. Shukla was a third party expert for International Finance Corporation/Word Bank from 1991 through 2001. Dr. Shukla has provided advisory services to the following companies around the globe: US Feed Grains Council, Indian Council of Agricultural Research, Winrock International, Labbat Anderson Group, Anheuser-Busch, A.E. Staley, American Maize Co., Bimbo (Mexico), Cedarburg Dairy/Kemp, Cargill, ConAgra, Experience Inc., Frigo Cheese Co./Unigated Ltd., Grupo Minsa s.a. de c.v. (Mexico), Heinz Co./Ore-Ida Foods, Heinz Co./Foodways Natl., Hershey Foods Corporation, Illinois Cereal Mills, Kraft-General Foods, Mexican Accent Inc., Monsanto Company, Nabisco Brands, National Honey Board, Nagarjuna Chemicals and Vertilizers, India, Oscar Meyer Foods/Philip Morris, Procter & Gamble, Quaker Oats, Sigma Alimentos/Grupo Alpha (Mexico), Group Minsa of Mexico and Matrix Group of Malaysia. Dr. Shukla’s advisory services have been of the nature of privatization, business planning, innovation and R&D, plant start-up, and management of intangible assets. Dr. Shukla has designed turnkey facilities in Colombia, India, Malaysia, and Taiwan

Dr. Shukla received his B.Sc. (Agricultural Engineering) from the University of Gorakhpur, India, First in the University, and his M.Sc. (Food/ Engineering) from Agra University, India, First in the Faculty of Agriculture, and his Ph.D. (Food/Dairy Technology) from University of Illinois, Urbana-Champaign.

.
INDEMNIFICATION OF DIRECTORS AND OFFICERS

Pursuant to the Bylaws, the Company has the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if such person acted in good faith and in a  manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.  The termination of any action, suit or proceeding by judgment or settlement, conviction, or upon a plea of nolo contendre or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interest of the corporation or, with respect to any criminal action or proceeding, that the person had reasonable cause to believe that his or her conduct was unlawful.

OWNERSHIP OF COMMON STOCK BY PRINCIPAL SHAREHOLDERS,
DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

The following table sets forth, as of October 20, 2009, the beneficial ownership of our common stock by each of three current external directors, the additional director nominee for the upcoming term, each executive officer named in the Summary Compensation Table and beneficial owners of more than 5% of our outstanding common shares.  A person has beneficial ownership over shares if the person has or shares voting or investment power over the shares or the right to acquire such power within 60 days. Investment power means the power to direct the sale or other disposition of the shares. Each person has sole voting and investment power over the shares, except as we describe below.

	Number of Shares	Percent of Class(%)
Name	Beneficially Owned

BENEFICIAL OWNERS

Brightline Ventures I, LLC (1)	12,560,000	82.00%

CURRENT DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

Steve Cohen (2)	210,000	7.10%
Mark Hershhorn (3)	226,569	7.70%
Morris Garfinkle (4)	155,000	5.38%
Brian Israel (5)	93,332	3.32%
Ed Smith (1)	0	0.00%
Triveni Shukla (6)	210,000	7.10%
Brian Chaiken (7)	210,000	7.10%

All current executive officers
and Directors (6 individuals)	1,104,901	29.45%

(1) Brightline Capital Management, LLC, a Delaware limited liability company ("Brightline Capital"), Nick Khera,  and Brightline Ventures I, LLC, a Delaware limited liability company ("Brightline Ventures"), each are deemed to beneficially own 81.9% of the Company’s Common Stock, par value $0.00005 per share (the "Shares"), and (ii) Edward B. Smith, III, beneficially owns 82.2% of the Shares.  Messrs. Khera and Smith are the managing members of Brightline Capital, an investment management firm that serves as the investment investment manager of Brightline Ventures. Brightline Venture holds promissory notes convertible into 2,512,500 shares of common stock initially at $1.00 per share and warrants to purchase 3,768,750 shares of the company’s common stock at an exercise price of $1.50 per share (the "Note Units").  It also has the right, granted by the Company by letter dated October 15, 2009 (the "Letter Agreement"), to purchase an additional 248/75 Note Units (consisting of Convertible Notes and warrants) an/or Preferred Stock Units (consisting of convertible Series A Preferred Stock and warrants)  which  when and if issued will be  convertible/ exercisable  into an additional 6,218, 750 shares of common stock. As a result of (i) Brightline Ventures' acquisition of 251.25 of the Note Units on October 15, 2009 and the Letter Agreement, Brightline Ventures, Brightline Capital, Mr. Khera and Mr. Smith are deemed to beneficially own 12,500,000 Shares. Mr. Smith owns an additional 40,000 Shares in a personal account. Messrs. Khera and Smith, through their roles at Brightline Capital, exercise investment discretion over Brightline Ventures.

(2)  Steve Cohen was granted an option to purchase 210,000 shares of common stock pursuant to the Company's Employee Stock Option Plan, at an exercise price of $0.4725.  All other options previously granted to Mr. Cohen had been cancelled.

(3) Includes 184,903 shares issuable in connection with Mr. Hershhorn's purchase of 8% Convertible Notes in the principal amount of $120,000, warrants to purchase shares of the common stock of the Company, each purchased by Mr. Hershhorn in connection with the Company's 2008 and 2009 placement offerings.  The foregoing includes an 8 % Convertible Note and warrant  offered pursuant to the Company’s  2009 private placement offering that Mr. Hershhorn agreed to acquire in lieu of his $20,000 Director’s cash fee. The promissory notes are convertible into 120,000 shares of common stock at $1.00 per share and warrants exercisable for 64,903 shares of common stock, with exercise prices ranging from[ $0.01 to $36.00.]

(4) Includes 125,000 shares of the common stock issuable in connection with Mr. Garfinkle's purchase pursuant to the Company's 2009 placement offering of an 8% convertible note in the principal amount of $50,000, convertible at $1.00 per share and  a warrant convertible into 75,000 shares of common stock at an exercise price of $1.50.

(5)  Includes 56,666 shares of the common stock issuable upon (i) conversion of an 8% convertible note in the principal amount of $20,000 (ii)exercise of a warrant to purchase 30,000 shares of common stock with an exercise price of $1.50 per share each acquired by Mr. Israel in lieu of a $20,000 cash directors' fee and as part of the Company's 2009 private placement offering and (iii) exercise of options to purchase 66,666 shares of the common stock of the Company at an exercise price of $0.45 per share [pursuant to the [Company's Stock Option Plan].

(6)  Includes an option to purchase 210,000 shares of common stock pursuant to the Company's Employee Stock Option Plan, at an exercise price of $0.45. All other options previously granted to Mr. Shukla have been cancelled.

(7)  Includes an option to purchase 210,000 shares of common stock pursuant to the Company's Employee Stock Option Plan, at an exercise price of $0.45.  All other options previously granted to Mr. Chaiken have been cancelled.

EXECUTIVE COMPENSATION

     The following summary compensation table sets forth information regarding compensation paid during 2008 to our Principal Executive Officer and our two most highly compensated officers other than the principal executive officer.

SUMMARY COMPENSATION TABLE

Name and Principal Position	YEAR	Salary ($)	Option Awards ($)	TOTAL ($)
Steve J. Cohen	2008	$143,368	__	$143,368
Director and President	2007	$131,175	---	$131,175

Brian Chaiken	2008	$113,000	__	$113,000
Chief Financial Officer	2007	$107,400	__	$107,400

Triveni P. Shukla	2008	$137,100	__	$137,100
Director and Executive	2007	$119,400	---	$119,400

Note:  The Company cancelled all outstanding options issued to each Executive officer in August, 2007 and replaced them with identical options, with the exception that the new options extended the term by one year.]  At the time the new options were granted, they were all out-of-the-money.  In March of 2009, the Company cancelled all outstanding option to the executive officers, and issued options to purchase 210,000 shares of the Company’s common stock to each executive officer.

Employment Agreements

The Employment Agreements between the Officers and Company are as follows: Steve J. Cohen Employment Agreement dated March 28, 2006; Brian Chaiken Employment Agreement dated October 17, 2007.   Mr. Chaiken’s employment agreement contains a severance provision which provides the payment of wages at the time he is terminated for a minimum of six months and a maximum of two years, based on completed years of service on a pro-rated basis. He would also be provided with reimbursement for COBRA expenses for family health insurance for 9 months.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information as to outstanding equity awards as of December 31, 2008 held by our named executive officers and directors.  All information reflects the Company’s 30:1 reverse stock split, which took place in February of 2009.

OPTION AWARDS
	Number of Securities Underlying UnexercisedOptions (#) Exercisable	Option Exercise Price ($)	Option Expiration Date

Steve Cohen (1)	2,833	$60.00	05/16/09
	2,167	$90.00	05/16/09
	8,333	$30.00	10/25/09
	3,333	$25.50	03/22/10
	20,000	$31.80	08/14/10
	2,500	$31.80	01/02/10

Triveni Shukla (1)	8,333	$30.00	10/25/09
	1,333	$30.00	02/01/10
	11,666	$31.80	08/14/10
	6,666	$31.80	01/02/10

Brian Israel	6,666	$40.50	08/20/10

Michael Donahue	833	$15.00	12/31/10
	833	$15.00	12/31/10
	833	$15.00	12/31/10
	833	$15.00	12/31/10

Brian Chaiken (1)	3,333	$32.10	07/24/10
	11,666	$31.80	08/14/10
	1,666	$31.80	08/14/10

(1)
All issuances reflect post-reverse stock split adjustments.  All issuances made to Steve Cohen, Triveni Shukla and Brian Chaiken were cancelled in return for, in part, an award of 210,000 stock options per person at an exercise price of $0.4725 for Steve Cohen and $0.45 for Triveni Shukla and Brian Chaiken on March 2, 2009.  The newly granted options expire on March 2, 2014.

CODE OF ETHICS

The Company has adopted a "Code of Ethics and Business Conduct," which is applicable to all Company directors, executive officers and employees, including the principal executive officer and the principal financial and accounting officer. The "Code of Ethics and Business Conduct" is available on the Company's website at http://www.ztrim.com. The Company will post amendments to or waivers under this Code on its website.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE NOMINATED DIRECTORS.

PROPOSAL NO. II: APPROVAL OF AUDIT COMMITTEE’S RECOMMENDATION
OF M&K CPAS, PLLC AS INDEPENDENT PUBLIC ACCOUNTANT

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF AUDIT COMMITTEE’S RECOMMENDATION OF M&K CPAS, PLLC AS INDEPENDENT PUBLIC ACCOUNTANT

OTHER BUSINESS

The Board of Directors knows of no matters other than those listed in the attached Notice of the Annual Meeting that are likely to be brought before the Annual Meeting. If any other matters should properly come before the Annual Meeting or any adjournment thereof, however, the persons named in the enclosed form of proxy will vote all proxies given to them in accordance with their best judgment of such matters.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Exchange Act and the rules promulgated thereunder, officers and directors of the company and persons who beneficially own more than 10% of our common shares are required to file with the SEC and furnish to the company reports of ownership and change in ownership with respect to all equity securities of the company. Based solely on our review of the copies of such reports received by us during or with respect to the fiscal year ended December 31, 2008 and written representations from such reporting persons, we believe that our officers, directors and 10% shareholders complied with all Section 16(a) filing requirements applicable to such individuals.

CURRENT FINANCIAL INFORMATION

Financial information for the Company's most recent fiscal year-end is included in the accompanying Annual Report on Form-10K for the fiscal year ended December 31, 2008.

THE COMPANY WILL PROVIDE WITHOUT CHARGE TO A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, FOR THE COMPANY'S MOST RECENT FISCAL YEAR AS FILED WITH THE COMMISSION, INCLUDING FINANCIAL STATEMENT SCHEDULES UPON THE WRITTEN REQUEST OF ANY PERSON WHO IS A SHAREHOLDER AS OF THE RECORD DATE, AND WILL PROVIDE COPIES OF THE EXHIBITS TO SUCH FORM 10-K UPON PAYMENT OF A REASONABLE FEE WHICH SHALL NOT EXCEED THE COMPANY’S REASONABLE EXPENSES IN CONNECTION THEREWITH..,. SUCH REQUEST MUST BE IN WRITING AND DIRECTED TO BRIAN CHAIKEN, THE COMPANY'S SECRETARY AT THE COMPANY'S PRINCIPAL OFFICE.

SHAREHOLDER COMMUNICATIONS WITH BOARD OF DIRECTORS

Any shareholder desiring to communicate with the Board of Directors or one or more of its directors may send a letter addressed to the Board of Directors or the applicable directors in care of the Corporate Secretary at Z Trim Holdings, Inc., 1011 Campus drive, Mundelein, Illinois.   All such communications must have the sender’s name, address, telephone number and e-mail address, if any, as well as a statement of the type and amount of the Company’s securities the sender holds and any other interest of the sender in the subject of the communication or, if the sender is not a shareholder of the Company, a statement of the nature of the sender’s interest in the Company. Communications will be forwarded to the proper recipient unless they (a) concern individual grievances or other interests that could not reasonably be construed to be of concern to the shareholders or other constituencies of the Company, (b) advocate the Company’s engaging in illegal activities, (c) contain offensive, scurrilous or abusive content, or (d) have no rational relevance to the business or operations of the Company.

STOCKHOLDER PROPOSALS

Any proposal intended to be presented by a stockholder at the Company's 2010 Annual Meeting of Stockholders must be received in writing at the Company's principal executive offices by August 12, 2010 so that it may be considered by the Company for inclusion in the proxy statement and form of proxy or in the information statement relating to that meeting. In addition, in the event that the Company receives notice of a stockholder proposal intended for inclusion at the 2010 Annual Meeting but not intended for inclusion in the Company's proxy statement for such meeting at the Company's principal executive offices no later than October 12, 2010, then so long as the Company includes in its proxy statement for such meeting the advice on the nature of the proposal and how the named proxy holders intend to vote the shares for which they have received discretionary authority, such proxy holders may exercise discretionary authority with respect to such proposal, except to the extent limited by Securities and Exchange Commission rules governing stockholder proposals.

By Order of the Board of Directors

Brian Chaiken
Secretary

Mundelein, Illinois
November 11, 2009

Z TRIM HOLDINGS, INC.
PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
DECEMBER 22, 2009

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking any prior appointment, the undersigned hereby appoints Steven J Cohen and Brian Chaiken,  or any one or all of them, as proxy with full power of substitution, to vote all shares of Common Stock which the undersigned has power to vote at the Annual Meeting of Shareholders of Z Trim Holdings, Inc., to be held at 10:00 a.m. Central Standard Time on December 22, 2009 at the Crowne Plaza Hotel, 510 E. Rt. 83, Mundelein, Illinois, 60060 and at any adjournment or postponement thereof, in accordance with the instructions set forth herein and with the same effect as though the undersigned were present in person and voting such shares including the right in their discretion to cumulate and distribute the aggregate votes in respect of such shares as they choose among those nominees as to whom the undersigned has not withheld authority and with discretionary authority to act on such other matters as may properly come  before the meeting or any adjournments or postponements thereof.

This Proxy when properly executed will be voted in the manner directed on the reverse side. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS I and II.  This Proxy will be voted, in the discretion of the proxy holders, upon such other business as may properly come before the Annual Meeting of Shareholders or any adjournments thereof.
 (PLEASE VOTE AND SIGN AND DATE ON THE OTHER SIDE)

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

 Z TRIM HOLDINGS, INC.

This proxy is solicited by the Board of Directors. The Board of Directors recommends a vote "FOR" Proposals I and II.

1.   PROPOSAL I

ELECTION OF DIRECTORS

Nominees: Steven J. Cohen, Morris Garfinkle, Brian S. Israel, Mark Hershhorn, Edward Smith

 [__] Vote for all (except as marked to the contrary below).

 [__] Withhold authority to vote for all.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S); PRINT THAT NOMINEE'S NAME(S) ON THE LINE BELOW.)

____________________________________________

____________________________________________

2.   PROPOSAL II

APPROVAL OF M&K CPAS, PLLC AS PUBLIC ACCOUNTANT.

[_] For           [_] Against         [_] Abstain

3.  OTHER BUSINESS MATTERS.   In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or at any adjournments thereof.

Please indicate whether you will attend the Annual Meeting of Shareholders on December 30, 2009.

          I          |_| plan      |_| do not plan to attend the Annual Meeting.

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE________________________________________     Date

SIGNATURE ________________________________________    Date
Signature if held jointly

NOTE: Please sign exactly as name appears here on.  Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please provide full title and capacity.

Vote Online, by Telephone or Mail 24 Hours a Day, 7 Days a Week

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date.  Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote online and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date.  Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you vote your proxy online or by telephone you do NOT need to mail back your proxy card.